SIXTH AMENDMENT TO AGREEMENT OF SALE AND ESCROW AGREEMENT

     This SIXTH AMENDMENT TO AGREEMENT OF SALE AND ESCROW AGREEMENT (this "Amendment") is entered into as of the 25th day of June, 1997, by and between ERP OPERATING LIMITED PARTNERSHIP, an Illinois limited partnership ("Purchaser"), N.H. ASSOCIATES, an Illinois limited partnership ("Seller"), and NEAR NORTH NATIONAL TITLE CORPORATION ("Escrow Agent").

                                   RECITALS

     A. Purchaser and Seller are parties to an Agreement of Sale dated as of May 16, 1997 (the "Original Purchase Agreement") wherein Seller agreed to sell and Purchaser agreed to purchase that certain parcel of real property commonly known as North Hill Apartments, Atlanta, Georgia and legally described on Exhibit A attached to the Purchase Agreement (the "Property").

     B. Purchaser, Seller and Escrow Agent have entered into that certain Escrow Agreement dated May 16, 1997 (the "Original Escrow Agreement"), which Escrow Agreement governs the holding and disposition of the earnest money under the Purchase Agreement.

     C. Purchaser, Seller and Escrow Agent have entered into that certain First Amendment to Agreement of Sale and Escrow Agreement dated May 30, 1997 (the "First Amendment"), that certain Second Amendment to Agreement of Sale and Escrow Agreement dated June 9, 1997 (the "Second Amendment"), that certain Third Amendment to Agreement of Sale and Escrow Agreement dated June 13, 1997 (the "Third Amendment"), that certain Fourth Amendment to Agreement of Sale and Escrow Agreement dated June 18, 1997 (the "Fourth Amendment"), that certain Fifth Amendment to Agreement of Sale and Escrow Agreement dated June 23, 1997 (the "Fifth Amendment") and that certain letter dated June 24, 1997 (the "Letter Amendment"). The Original Purchase Agreement as amended by the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment and the Letter Amendment is hereinafter referred to as the "Purchase Agreement". The Original Escrow Agreement as amended by the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment and the Fifth Amendment is hereinafter referred to as the "Escrow Agreement".

     D. Purchaser and Seller desire to further modify and amend the Purchase Agreement as hereinafter set forth and Purchaser, Seller and Escrow Agent desire to further modify and amend the Escrow Agreement as hereinafter set forth.

     NOW, THEREFORE, for the sum of Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Purchaser and Seller hereby desire to amend the Purchase Agreement as follows:

     1. Defined Terms. All capitalized terms which are used herein but which are not otherwise defined herein shall have the meanings ascribed to them in the Purchase Agreement.

     2. Modifications to Purchase Agreement. The Purchase Agreement is hereby modified as follows:

          A. Payment of Closing Costs, Section 5 of the Purchase Agreement is hereby deleted in its entirety and the following is hereby substituted therefore:

Purchaser and Seller shall evenly divide the costs of the documentary stamps (if any) to be paid with reference to the Deed and all other stamps, intangible, documentary, recording, sales tax and surtax imposed by law with reference to any other documents delivered in connection with this Agreement, all costs of the Title Commitment, Title Policy, modifications to the Survey, escrow charges and all other charges of the Title Insurer in connection with this transaction. Seller agrees to pay for any transfer or assumption fees required by the "Lender Entities" (as said terms is hereinafter defined). Purchaser and Seller agree to evenly divide and pay for any other fees and charges required by any other applicable third party in connection with the assumption of the Bonds and the Loan Documents including, without limitation, non-refundable application fees, the costs of any necessary opinion of bond counsel retained by Purchaser in connection with the assumption of the Bonds and the Loan Documents and recording and title insurance costs and expenses. Purchaser and Seller shall be responsible for the costs of their respective attorneys (except to the extent that Purchaser's bond counsel prepares any necessary legal opinion in connection wit the assumption of the Bonds, in which case, as provided above, the cost of preparing such opinion shall be evenly divided between Purchaser and Seller).

     B. Prorations. The sentence beginning "Real Property taxes shall be prorated" in the 9th line on page 15 of the Purchase Agreement is hereby deleted in its entirety, and the following is hereby substituted therefore:
"Real property taxes shall be prorated based on 115% of the most recently available tax bill".

     3.  Miscellaneous.

     A. Full Force and Effect. Except as modified herein, the Purchase Agreement and Escrow Agreement shall remain unmodified and in full force and effect.

     B. Counterparts. This Amendment may be executed in multiple counterparts.

     IN WITNESS WHEREOF, the undersigned have executed and delivered this Amendment as of this 25th day of June, 1997.


               PURCHASER:

               ERP OPERATING LIMITED PARTNERSHIP,
               an Illinois limited partnership

               By:  Equity Residential Properties Trust,
                    a Maryland real estate investment trust

               By:   /s/ Alan W. George
                    -------------------------------------
               Name:     Alan W. George
                    -------------------------------------
               Its:      EVP
                    -------------------------------------

               SELLER:

               N.H. ASSOCIATES, an Illinois limited partnership

               By: North Hill Partners, an Illinois joint venture, its general partner

                    By: Thornhill Limited Partnership, an Illinois limited partnership, a joint venture partner

                         By: Balcor Partners-XVI, an Illinois general partnership, its general partner

                              By:  RGF-Balcor Associates-II, an Illinois
                                   general partnership, a partner

                                   By:  The Balcor Company, a Delaware
                                        corporation, a general partner

                                   By:   /s/ Michael J. Becker
                                        ------------------------------------
                                   Name:     Michael J. Becker
                                        ------------------------------------
                                   Its:      Managing Director
                                        ------------------------------------